Exhibit 99.1

Biogen Idec JPMorgan Healthcare Conference Jim Mullen, CEO Cecil Pickett, President R&D January 13, 2009

This presentation includes forward-looking statements about: - estimates of market share and new markets for our products, including the anticipated drivers for future growth - the potential growth of our international business and entry into new geographic markets - the anticipated development and timing of, and patient enrollment in, programs in our clinical pipeline - the sales potential and risk profile of TYSABRI(r) Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those that we express or imply, including our continued dependence on our two principal products, AVONEX(r) and RITUXAN(r), the uncertainty of success in commercializing other products including TYSABRI(r), the occurrence of adverse safety events with our products, the failure to execute our growth strategy successfully or to compete effectively in our markets, our dependence on collaborations over which we may not always have full control, possible adverse impact of government regulation and changes in the availability of reimbursement for our products, problems with our manufacturing processes and our reliance on third parties, our ability to attract and retain qualified personnel, the risk of doing business internationally, fluctuations in our operating results, our significant investments in marketable securities, the impact of the global credit crisis, our ability to protect our intellectual property rights and the cost of doing so, product liability claims, fluctuations in our effective tax rate, our substantial indebtedness, environmental risks, the actions of activist shareholders and the other risks and uncertainties that are described in Item 1.A. Risk Factors in our annual report on Form 10-K and our quarterly reports on Form 10-Q and in other reports we file with the SEC. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward Looking Statements

Agenda Strategy & Performance Value Drivers Pipeline

Specialty Markets We pursue markets which have: Concentrated call points High scientific sell Require significant patient / HCP support We do not pursue primary care / mass market Significant Needs We pursue therapeutics against diseases where there is a high unmet medical need Strategy Specialty Markets with Significant Needs

Strategy First-in-Class or Best-in-Class Molecules First-in-class Best-in-class Early Stage Late Stage CDP323 Factor IX Hsp90i IGF1R Lumiliximab Galiximab BG-12 LINGO Adentri Lixivaptan TWEAK Fn14 Neurology Oncology Immuology CV / Emerging PEG-IFN BIIB14 Next Gen CD20s

Strategy Global 2006 2007-2008 2011-2012 2013+ Global Footprint Expanding Specialty markets with significant needs First-in-class or best-in-class molecules Global

EPS ($) Revenue ($ Billions) Established Track Record and Strong Cash Flow Note: 2003 is pro forma data for the Biogen and Idec merger. EPS numbers are Non-GAAP which excludes the impact of purchase accounting, merger-related adjustments, stock option expense, and other items and their related tax effects. GAAP to non-GAAP EPS reconciliation is provided in the appendix at the end of this presentation. Free cash flow defined as cash flows from operations minus capital expenditures as disclosed on our Form 10-K. 2008E revenue and EPS values are based on 2008 guidance, FCF value based on consensus estimate. 2003 2004 2005 2006 2007 2008E East 1.9 2.2 2.4 2.7 3.2 4.1 1.9 2.2 2.4 2.7 3.2 4.1 CAGR 17% 2003 2004 2005 2006 2007 2008E Non-GAAP 1.22 1.4 1.57 2.25 2.74 3.5 CAGR 24% Free Cash Flow ($ Millions) 2004 2005 2006 2007 2008E Free Cash Flow 367 571 643 737 1000 CAGR 22% > ~

Growth Cycle Ongoing 2003A 2004A 2005A 2006A 2007A 2008E Consensus Avonex 1168 1417.2 1543.1 1706.7 1868 2196 ROW Rituxan 68 121 147.5 194 251 323 Rituxan/2H7 425 494.7 565 616.7 675 772 Tysabri 3.1 4.7 35.8 230 620 Other 191 175.6 161.5 129 148 180 TYSABRI(r) 3.2 ~4.1 Revenue ($ Billions) 1.9 +17% CAGR Note: 2008E values are sell side analyst consensus estimates 2.7 2.4 2.2 AVONEX(r) Other Revenue US RITUXAN(r) Profit Share ROW RITUXAN(r) Royalties 0.19 0.43 0.07 1.17 0.18 0.62 0.32 0.77 2.20

Value Drivers

TYSABRI(r) Efficacy Compelling Physician Perception TYSABRI recognized by >90% of Neurologists as most effective MS therapy Sustained improvement in physical disability in patients with baseline EDSS score ³ 2.0 Cumulative probability of sustained improvement 0.50 0.40 0.40 0.35 0.30 0.25 0.20 0.15 0.10 0.05 0.0 Adjusted HR-1.69 (95% 01:1.16,2.45) P=0.006 Nataliiumab 29.6% Placebo 18.7% 0 12 24 36 48 60 72 84 96 108 120 Weeks from baseline No. of patients at risk 69% improvement p=0.006 Placebo203 186 166 156 145 Nalalizumab 117 362 317 297 279 CI = confidence interval; EDSS = Expanded Disability Status Scale; HR = hazard ratio. Physician Perception · TYSABRI recognized by >90% of Neurologists as most effective MS therapy Note: Tysabri data presented at 2008 ECTRIMS meeting, Munschauer et al. P474. Physician perception based on October 2008 Biogen Idec market research.

Unmet Need in MS Market 1Polman CH, et al. N Engl J Med. 2006;354:899-910; 2IFNB MS Study Group. Neurology. 1993;43:655-661; 3Jacobs LD, et al. Ann Neurol. 1996;39:285-294; 4PRISMS Study Group. Lancet.1998;352:1498-1504; 5Johnson KP, et al. Neurology. 1995;45:1268-1276. *Calculated for patients who completed at least 104 weeks on study. Notes: Switching data based on Biogen Idec market research. BETASERON is a trademark of Bayer HealthCare Pharmaceuticals Inc.; REBIF is a trademark of Ares Trading S.A.; COPAXONE is a trademark of Teva Pharmaceutical Industries Ltd. 0 20% 40% 60% 80% Relapse Rate Reduction vs. Placebo Across MS Pivotal Studies BETASERON(r)2 COPAXONE(r)5 AVONEX(r)3 TYSABRI(r)1 REBIF(r)4 44 mcg Significant Global ABCR Market Churn >450,000 patients on an ABCR therapy 15% or >65,000 patients estimated to switch from an ABCR therapy in 2009

TYSABRI(r) Utilization and Exposure Updated Data as of Year End 2008 YE06 YE07 YE08 Intl Commercial 1200 7700 16900 US Commercial 4000 12900 20200 Clincial Trials 700 600 TYSABRI Utilization TYSABRI Post-Marketing Exposure (Patients) 37,600 21,300 5,200 Overall Post-marketing Exposure >12 Months >18 Months >24 Months Note: Post-marketing exposure data includes patients exposed since November 23, 2004 and excludes approximately 4,700 patients exposed in clinical trials. Of the clinical trial patients; 2,100 were exposed for >12 months; 1,800 were exposed for >18 months; 1,400 were exposed >24 months.

TYSABRI(r) PML Experience Working actively to identify new methods of risk assessment, detection and management Early detection and definitive diagnosis possible Available initial actions include: Halting TYSABRI Plasma exchange Mefloquine 3 of 4 PML patients since 2006 re-launch alive, with varying levels of disability Rate Outcome More Frequent Less Frequent Less Severe Outcome Potential for Improvement In Risk Profile Physician Perception at Launch Death or Severe Disability

Broad and Deep Pipeline Daclizumab LINGO AVONEX TYSABRI RITUXAN / Ocrelizumab BG-12 BIIB014 Neublastin RITUXAN Ocrelizumab (2nd gen. a-CD20) RITUXAN TYSABRI IMMUNOLOGY Multiple sclerosis Multiple sclerosis Multiple sclerosis Multiple sclerosis Multiple sclerosis Parkinson's Pain MS Rheumatoid arthritis Crohn's disease Lupus nephritis Rheumatoid arthritis NEUROLOGY ONCOLOGY CARDIOPULMONARY & EMERGING AREAS NHL & CLL (Ph. 3) NHL CLL Solid tumors Solid tumors Solid RITUXAN Galiximab Anti-Cripto-DM4 HSP90 Inhibitor Volociximab Anti-IGF-1R Lumiliximab Market Phase 1 Phase 2 Phase 3 Pre-Clinical Market Phase 1 Phase 2 Phase 3 Pre-Clinical ADENTRI (IV) Acute Heart Failure Solid ADENTRI (oral) Chronic Heart Failure January 2007 Pipeline Market Phase 1 Phase 2 Phase 3 Pre-Clinical Market Phase 1 Phase 2 Phase 3 Pre-Clinical CDP323 Multiple sclerosis FUMADERM Psoriasis 2007

Broad and Deep Pipeline



NEUROLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
AVONEX
Multiple sclerosis
TYSABRI
Multiple sclerosis
BG-12
Multiple sclerosis
Daclizumab
Multiple sclerosis
RITUXAN / Ocrelizumab
Multiple sclerosis
CDP323
Multiple sclerosis
BIIB014
Parkinson's
PEGylated-IFNβ1a
Multiple sclerosis
Neublastin
Pain
LINGO
MS
BART
AD
ONCOLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
RITUXAN
NHL & CLL (Ph. 3)
Galiximab
NHL
Lumiliximab
CLL
Volociximab
Solid tumors
HSP90 Inhibitor
Solid tumors
Anti-Cripto-DM4
Solid
Anti-IGF-1R
Solid
GA 101
NHL
TYSABRI
MM
RAF Inhibitor
Solid
Anti-Fn14
Solid
2009
IMMUNOLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
RITUXAN
Rheumatoid arthritis
FUMADERM
Psoriasis
TYSABRI
Crohn's disease
RITUXAN
Lupus nephritis
Ocrelizumab
Rheumatoid arthritis
Avonex
Ulcerative Colitis
BG-12
Rheumatoid arthritis
Anti-TWEAK
RA
Anti-CD40L
SLE
CARDIOPULMONARY & EMERGING AREAS
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
Lixivaptan
Heart Failure / Hyponatremia
ADENTRI (IV)
Acute Heart Failure
ADENTRI (oral)
Chronic Heart Failure
Aviptadil
PAH
Long Acting rFactor IX
Hem B
Long Acting rFactor VIII
Hem A

Diverted or Discontinued

Marketed – Amevive in Psoriasis, Zevalin in NHL

Phase 2 or 3 – Rituxan in PPMS, Rituxan in SLE, Baminercept in RA, Fontolizumab in Inflammatory Disorders, Tysabri in RA

Phase 1 or Preclinical – LTβ in Solid Tumors, BAFF-R in Inflammatory Disorders, αvβ6 in IPF, IFNβ Gene Delivery in Liver Mets

January 2007 Pipeline

2007 and 2008 Progress

biogen idec

Pipeline

R&D Strategy Focus on novel therapeutics to address areas of high unmet medical need Internal Discoveries and in-licensing opportunities Innovative First-in-Class Molecules as well as Best-in-Class Molecules Preclinical First-in- Human Registration Proof-of- Concept 20 programs 5 programs 11 programs 5 programs

Strong Growth in Phase 3 Programs Q108 1H 08 Q308 2H 08 Q109 1H 09 Q309 2H 09 Ph 1 5 5 7 6 6 5 5 5 Ph 2 13 13 12 14 15 15 12 12 Ph 3 4 4 5 5 9 6 11 8 PMC 3 3 3 3 3 3 3 3 Label 25 25 27 30 33 33 31 32 BG12 MS Galiximab Lixivaptan - Hyponatremia Lumiliximab BG12 MS Galiximab Lixivaptan - Hyponatremia Lumiliximab Adentri IV BG12 MS Galiximab Lixivaptan - Hyponatremia Lumiliximab Adentri IV PEG-IFN BG12 MS Galiximab Lixivaptan - Hyponatremia Lumiliximab Adentri IV PEG-IFN Lixivaptan - Heart Failure Daclizumab Registration Programs

BG-12 PEG-Interferon b-1a Lumiliximab ADENTRI Hsp90 Inhibitor Pipeline Overview

BG-12 Dimethyl fumarate, delivered via enterically coated capsule Activates Nrf2 signaling pathway, essential for immune homeostasis and cellular defense Inhibits NFkB and pro-inflammatory cytokine signaling Phase 2b in MS demonstrated 69% reduction in Gadolinium-enhancing lesions Currently in Phase 3 in MS, Phase 2 in RA Both diseases with strong unmet need for oral disease-modifying drugs Dimethyl Fumarate

BG-12 Clinical Program Pivotal trial 2 doses of BG-12 (240mg bid and 240mg tid) and placebo; 1011 pts Primary endpoint: Proportion of patients relapsing over two years Enrollment complete in 1H 2009 Pivotal trial 2 doses of BG-12, glatiramer acetate and placebo; 1232 pts Primary endpoint: Annualized relapse rate at two years Enrollment complete 2H 2009 Randomized, placebo controlled, double blind, multicenter trial 2 doses of BG-12 and placebo, added to methotrexate; 120 pts Primary endpoint: ACR20 at 12 weeks FPI in December 2008 POC in RA Phase 3 Phase 3 Phase 2

PEGylated version of Inteferon b-1a delivered via liquid prefilled syringe Modified at the N-terminal ?-amino group Increased half-life and systemic exposure of the protein May improve convenience and compliance for patients with MS who use Interferons PEGylated Interferon Beta-1a molecule, structural representation PEGylated Interferon b 1a

Plan to initiate registration program in mid 2009 Placebo-controlled study in MS; 1260 patients Primary endpoint: Annualized Relapse Rate at 1 year To test biweekly and monthly SC dosing Phase 3 Registration Study Clinical Data (Phase 1) Phase 1 tested three doses over two months Long-acting form has similar pharmacology to IFN b-1a Doses identified were safe and well-tolerated Presentation at 2009 AAN planned PEGylated Interferon b 1a Clinical Program

Lumiliximab Primatized monoclonal Ab that binds CD23 Predominant mechanism of action is apoptotic cell death Induces activation of caspase-9 and caspase-3, and cleavage of PARP in CLL cells Induces down-regulation of anti-apoptotic proteins including Bcl-2, BcL-XL, Mcl-1, and XIAP in CLL cells In phase 2/3 for relapsed or refractory CLL

Phase 2/3 Registration Program FCR +/- Lumiliximab in relapsed CLL Ph II is 390 patients; Ph III is 900 patients Primary endpoints: Phase 2 is CR; Phase 3 is PFS Clinical Data (Phase 1/2) Lumiliximab + FCR in relapsed CLL; 31 patients Doubling of CR vs. historical control (52% vs 25%) Lumiliximab did not add additional toxicity Lumiliximab Clinical Program

10M people who suffer from heart failure in the US & EU5 Hyponatremia and renal insufficiency are common co-morbidities in heart failure Unmet Need in Heart Failure Renal Insufficiency (eGFR <60) Hyponatremia (SrNa <135) BIIB Targets 0.65 0.2 Prevalence of Hyponatremia and Renal Insufficiency in ADHF Significant progress has been made in treatment, but outcomes remain poor After a heart failure diagnosis, the one year mortality rate is 25%, with a 50% 5-year survival Growing 2.5% every year Of all cardiovascular diseases, heart failure is the only diagnosis increasing in both incidence and prevalence

ADENTRI(r) Three Sites of Adenosine A1 Receptor Blockade Glomerular Capsule Loop of Henle Proximal Tubule Adenosine (A1) Juxtaglomer ular Apparatus Adenosine (A1) Adenosine (A1) Na+ H2O Na+ Na+ Small molecule adenosine receptor antagonist, with high affinity for A1, moderate affinity for A2b receptors Blocks adenosine A1 receptors in the kidney which Disrupts tubular glomerular feedback thereby preserving renal function Increases sodium reabsorption leading to increases in natriuresis and diuresis Phase 2 study demonstrated proof-of- concept of mechanistic hypothesis Furosemide versus furosemide + Adentri Demonstrated diuretic effect while preventing reductions in kidney function

ADENTRI(r) Clinical Program Pivotal trial of IV formulation 900 acute decompensated heart failure patients with renal insufficiency Primary endpoint: Change in body weight at 24 hours when added to standard therapy Secondary endpoints include renal function, dyspnea, patient global assessment and days of hospital free survival FPI in August 2008 Randomized, placebo controlled, double blind, multicenter trial of oral formulation 300 patients with heart failure & renal insufficiency Primary endpoint: Safety & tolerability Secondary endpoints: Quality of life, exercise capacity, renal function, use of concomitant medications FPI planned for 1H 2009 Phase 3 Phase 2

Small molecule, synthetic Hsp90 inhibitor delivered via oral capsule Hsp90 is a molecular chaperone required for the activity of specific "client" proteins that are involved in tumor cell signaling Inhibition of Hsp90 causes client protein degradation leading to tumor cell stasis and/or death Phase 2 in GIST [positive interim data] Plan to initiate Phase 2 studies in other solid tumors in 2009 Hsp90 Inhibitor

Delivering Data Readouts and Decision Points


Positive Readout
Daclizumab in RRMS – Ph2 (CHOICE)
Baminercept in RA – Ph2a
RITUXAN in DMARD-IR RA – Ph3
RITUXAN in CLL – Ph3
RITUXAN in DMARD-naïve RA – Ph3
Hsp90i in GIST – Ph2a
BIIB14 in PD – Ph2a
H2 2007
H1 2008
H2 2008
RITUXAN in SLE – Ph2/3
RITUXAN in PPMS – Ph3
Volociximab in Ovarian – Ph2
Baminercept in RA – Ph2b
Negative Readout

Potential Readouts 2009 & 2010

- RITUXAN in Lupus Nephritis – Ph3
- Long Acting rFactor IX in Hemophilia B – Ph1/2a
- CDP323 in RRMS – Ph2
- Daclizumab in RRMS – Ph2 (SELECT)
- Lumiliximab in CLL – Ph2 portion of Ph2/3
- Ocrelizumab in RA – Ph3

30

biogen idec

Outstanding people at all levels in the R&D Organization Robust pipeline with important compounds at all stages of development World-class expertise in discovery and development of biologics Focus on executing clinical trials Biogen Idec R&D Day on March 25, 2009 R&D Summary

GAAP to non-GAAP Reconciliation Diluted EPS, Net Income, EBITDA and Free Cash Flow Notes: The non-GAAP financial measures presented in this table are utilized by Biogen Idec management to gain an understanding of the comparative financial performance of the Company. Our non-GAAP financial measures are defined as reported, or GAAP, values excluding (1) purchase accounting and merger- related adjustments, (2) stock option expense and the cumulative effect of an accounting change relating to the initial adoption of SFAS No. 123R and (3) other items. Our management uses these non-GAAP financial measures to establish financial goals and to gain an understanding of the comparative financial performance of the Company from year to year and quarter to quarter. Accordingly, we believe investors' understanding of the Company's financial performance is enhanced as a result of our disclosing these non- GAAP financial measures. Non-GAAP net income and non-GAAP diluted EPS should not be viewed in isolation or as a substitute for reported, or GAAP, net income and diluted EPS. The GAAP figures reflect: * 2004 and beyond - the combined Biogen Idec * 2003 - a full year of IDEC Pharmaceuticals and 7 weeks of the former Biogen, Inc. (for the period 11/13/03 through 12/31/03) Numbers may not foot due to rounding. Values in US$ millions. Source: Biogen Idec Annual Reports, 10-K filings and earnings press releases (FY 2003-2007). Condensed Consolidated Statements of Income - Operating Basis FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 GAAP diluted EPS (4.92) 0.07 0.47 0.63 1.99 Adjustment to net income (see below) 6.14 1.38 1.10 1.62 0.75 Effect of FAS128 and ETIF 0306 - (0.05) - - - Non-GAAP diluted EPS 1.22 1.40 1.57 2.25 2.74 GAAP Net Income ($M) (875.1) 25.1 160.7 217.5 638.2 Revenue - Pre-merger Biogen product, royalty and corporate partner revenue 1,173.1 - - - - COGS - Fair value step up of inventory acquired from Biogen and Fumapharm 231.6 295.5 34.2 7.8 - COGS - Pre-merger Biogen cost of sales (179.2) - - - - COGS - Royalties related to Corixa 1.8 - - - - COGS - Amevive divesture - - 36.4 - - R&D - Pre-merger Biogen net R&D (301.1) - - - - R&D - Severance and restructuring - 3.1 20.3 0.3 1.2 R&D - Sale of plant - - 1.9 - - SG&A - Pre-merger Biogen SG&A (346.7) - - - - SG&A - Merger related and purchase accounting costs - - - 0.1 - SG&A - Severance and restructuring 13.2 9.3 19.3 2.0 0.6 Amortization of intangible assets primarily related to Biogen merger 33.2 347.7 302.3 267.0 257.5 In-process R&D related to the Biogen Idec merger, acquisitions of Conforma, Syntonix, and Fumapharm, and consolidation of Cardiokine, Neurimmune and Escoublac 823.0 - - 330.5 84.2 Loss/(gain) on settlement of license agreements with Fumedica and Fumapharm - - - (6.1) - (Gain)/loss on sale of long lived assets - - 111.8 (16.5) (0.4) Other income, net: Pre-merger Biogen 32.9 - - - - Other income, net: Consolidation of Cardiokine and Neurimmune and gain on sale of long lived assets - - - - (72.3) Write down of investments - 12.7 - - - Charitable donations and legal settlements 30.7 - - - - Income taxes - Effect of reconciling items (205.8) (195.4) (145.2) (70.3) (65.5) Stock option expense - - - 44.5 35.6 Non-GAAP Net Income 431.7 498.0 541.7 776.8 879.1 Free Cash Flow Reconciliation FY 2004 FY 2005 FY 2006 FY 2007 Net cash flows provided by operating activities 728.0 889.5 841.3 1,020.6 Purchases of property, plant and equipment (Capital Expenditures) 361.0 318.4 198.3 284.1 Free Cash Flow 367.0 571.1 643.0 736.5